EXHIBIT 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Propell Corporation  (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)

the accompanying Amendment No. 3 to the Quarterly Report on Form 10-Q/A of the Registrant for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 29, 2011

By:   /s/ Edward L. Bernstein

Name: Edward L. Bernstein

Title: Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)